                                                                   EXHIBIT 10.1


                                EXCHANGE AGREEMENT




         THIS EXCHANGE AGREEMENT (this "Agreement") is dated as of November 12, 1996, by and between Welcome Home, Inc., a Delaware corporation ("Welcome Home"), and Jordan Industries, Inc., an Illinois corporation ("Jordan Industries").

                                W I T N E S S E T H

         WHEREAS, Welcome Home and Jordan Industries are parties to an Amended and Restated Credit Agreement, dated as of May 30, 1995, and as amended by amendment no. 1 thereto, dated as of May 15, 1996 (the "Credit Agreement");

         WHEREAS, as of the date hereof, the aggregate amount of all loans outstanding under the Credit Agreement and interest accrued thereunder is $4,450,604, which is represented by an account of Welcome Home entitled "Advances-Jordan" (Account No. 2210-05) (the "Jordan Account");

         WHEREAS, Jordan Industries has agreed to exchange (the "Exchange") the indebtedness owed to it under the Jordan Account for a newly designated class of capital stock of Welcome Home (the "Series A Preferred Stock"), which shall have such rights, preferences and powers as set forth in that certain Certificate of Designation, attached hereto as Exhibit A (the "Certificate of Designation");

         WHEREAS, Jordan Industries and Welcome Home acknowledge and agree that after the Exchange, the Credit Agreement (and the liens secured thereunder) shall not terminate and will remain in place for future loans or other advances from Jordan Industries to Welcome Home;

         WHEREAS, the Board of Directors of Welcome Home has been made fully aware of the interests of certain members of its Board of Directors in Jordan Industries;

         WHEREAS, the Board of Directors of Welcome Home has reviewed in detail and discussed the terms and provisions of this Agreement and the Certificate of Designation; and

         WHEREAS, on the basis of its review of this Agreement, the Board of Directors of Welcome Home deems it advisable and in the best interests of Welcome Home and necessary to the conduct, promotion, and attainment of the business objectives of Welcome Home that this Agreement be entered into.

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Welcome Home and Jordan Industries hereby agree as follows:

                                   -13-

                                      ARTICLE I

                                 ISSUANCE AND EXCHANGE


         1.1 Issuance and Exchange. Subject to the terms and conditions set forth in this Agreement, at the closing Welcome Home hereby agrees to issue to Jordan Industries 4,451 shares of Series A Preferred Stock ) in exchange for the indebtedness owed to Jordan Industries under the Jordan Account.

         1.2 Closing. The transactions described in Section 1.1 shall be consummated at a closing to be held at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 at 5 PM on November 12, 1996, or at such other time and such other date or place as Welcome Home and Jordan Industries may mutually agree.


                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF WELCOME HOME

         In order to induce Jordan Industries to enter into the transactions referred to in Article I, Welcome Home makes the following representations and warranties:

         2.1 Organization and Standing. Welcome Home is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated hereunder. Welcome Home is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure so to qualify would have a material adverse effect on the operations or financial condition of Welcome Home.

         2.2 Issuance of Securities. The shares of Series A Preferred Stock to be issued under this Agreement will be duly and validly issued, fully paid and non-assessable and free from any lien, charge or encumbrance (except those that may be placed thereon by Jordan Industries).

         2.3 Authority for Agreement. The execution, delivery and performance by Welcome Home of this Agreement and the Certificate of Designation, and the consummation by Welcome Home of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.

         2.4 Binding Agreement. This Agreement has been duly executed and delivered by Welcome Home and constitutes the valid and binding obligation of Welcome Home enforceable against Welcome Home in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

         2.5 Certificate of Designation. The Certificate of Designation has been filed, or will be filed immediately after the execution of this Agreement, with and recorded by the Secretary of State of the State of Delaware.

         2.6 Solicitation Expenses. Welcome Home has not paid or given directly or indirectly to any person any commission or other remuneration for soliciting the Exchange.


                                   ARTICLE III

                        JORDAN INDUSTRIES REPRESENTATIONS

         Jordan Industries hereby represents and warrants to Welcome Home as follows:


         3.1 Authority for Agreement. The execution, delivery and performance by Jordan Industries of this Agreement, and the consummation by Jordan Industries of the transactions contemplated hereby, have been duly authorized by all necessary corporate action.

         3.2 Binding Agreement. This Agreement has been duly executed and delivered by Jordan Industries and constitutes the valid and binding obligation of Jordan Industries enforceable against Jordan Industries in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

         3.3  Securities Act Matters.

              (a) Jordan Industries acknowledges that the Series A Preferred Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the Exchange is exempt from the registration requirements of the Securities Act.

              (b) Jordan Industries represents that the Series A Preferred Stock has been acquired solely by and for the account of Jordan Industries for investment purposes only, and is not being acquired for subdivision, fractionalization, resale or distribution. Jordan Industries has no contract, undertaking, agreement or arrangement with any other person to sell, transfer or pledge the Series A Preferred Stock (or any part thereof) which Jordan Industries has acquired hereunder. Jordan Industries has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

              (c) Jordan Industries has not paid or given directly or indirectly to any person any commission or other remuneration for soliciting the Exchange.

              (d) Jordan Industries acknowledges that the Series A Preferred Stock may not be sold, transferred or otherwise conveyed except pursuant to registration or qualification under the Securities Act or an exemption therefrom.

              (e) Jordan Industries acknowledges that it knows and understands that an investment in the Series A Preferred Stock is a speculative investment which involves a high risk of loss.

              (f) Jordan Industries represents that is an "accredited investor" (as defined and used in Rule 501 promulgated under the Securities Act).

              (g) Welcome Home has afforded Jordan Industries and its advisors the opportunity to discuss an investment in the Series A Preferred Stock and to ask questions of representatives of Welcome Home concerning its businesses and an investment in the Series A Preferred Stock, and such representatives have provided answers to all such questions. Jordan Industries acknowledges that there have been no general or public solicitations or advertisements or other broadly disseminated disclosures (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising) by or on behalf of Welcome Home regarding an investment in the Series A Preferred Stock.


              (h) Jordan Industries acknowledges that each certificate for Series A Preferred Stock will be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

   Jordan Industries acknowledges that the effect of this legend, among other things, is or may be to limit or destroy the value of the certificate for purposes of sale or for use as loan collateral. Jordan Industries consents that "stop transfer" instructions may be noted against the Series A Preferred Stock.


                               ARTICLE IV

                           REGISTRATION RIGHTS


         4.1 Certain Definitions. As used in this Article IV, the following terms shall have the following respective meanings:

              "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

              "Common Stock" shall mean the Common Stock, $.01 par value per share, of Welcome Home, as constituted as of the date of this Agreement.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Redemption Date" shall mean the date or dates that Welcome Home may redeem the Series A Preferred Stock in accordance with the Certificate of Designation.

              "Registrable Stock" shall mean all shares of Common Stock, if any, issued upon the redemption of the Series A Preferred Stock on the Redemption Date. As to any particular share of Registrable Stock, such securities shall cease to be Registrable Stock when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         4.2 Demand Registration. (a) At any time beginning after the Redemption Date, Jordan Industries shall be entitled to request on one or more occasions that the Company use its best efforts to register under the Securities Act all or a portion of the Registrable Stock; provided, that such request includes not less than 25% of the total shares of the Registrable Stock. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4.2 within 120 days after the effective date of a registration statement filed by Welcome Home covering a firm commitment underwritten public offering in which Jordan Industries participated or elected not to participate pursuant to Section
   4.3 hereof.


               (b) Welcome Home shall be entitled to include in the registration referred to in Section 4.2(a), for sale in accordance with the method of disposition specified therein, shares of Common Stock to be sold by Welcome Home for its own account or for sale by others. Notwithstanding the foregoing, if a demand registration pursuant to Section 4.2(a) is a firm commitment underwritten public offering of Common Stock and the managing underwriters advise Welcome Home that in their opinion the number of shares of Common Stock to be underwritten exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Jordan Industries, then the shares of Common Stock being registered on behalf of Welcome Home and/or others shall be excluded from such registration to the extent required by such limitation.

              (c) Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice pursuant to Section 4(a) until the completion of the period of distribution of the registration contemplated thereby.

         4.3 Incidental Registration. If the Company at any time after the Redemption Date proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8, a transaction described under Rule 145 of the Securities Act, or another form not available for registering the Registrable Stock for sale to the public), each such time it will give a written notice to Jordan Industries setting forth (i) the date that Welcome Home intends to register shares of Common Stock under the Securities Act, (ii) the names of any proposed managing or lead underwriters and (iii) the intended plan of distribution. Upon the written request of Jordan Industries, received by Welcome Home within 30 days after the giving of the notice by Welcome Home to register any shares of its Common Stock (which request shall state the intended method of disposition of a specified number of shares of Common Stock), Welcome Home will use its best efforts to cause such Registrable Stock as to which registration has been requested to be included in the registration statement proposed to be filed by Welcome Home. In the event that any registration pursuant to this
   Section 4.3 shall be, in whole or in part, a firm commitment underwritten public offering of Common Stock and the managing underwriters advise Welcome Home that in their opinion the number of shares of Common Stock to be underwritten exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Jordan Industries, then the number of shares of Common Stock to be included in such an underwriting shall be reduced pro rata between Welcome Home and Jordan Industries based upon the number of shares of Common Stock requested to be included in such registration statement; provided, however, that the number of shares of Registrable Stock shall be limited only after the exclusion of any shares to be included in such underwriting for the account of any person other than Welcome Home or Jordan Industries.

         4.4 Registration Procedures. If and whenever Welcome Home is required by the provisions of Article IV to use its best efforts to effect the registration of any shares of Registrable Stock under the Securities Act, Welcome Home will, as expeditiously as possible:

              (a) prepare and file with the Commission a registration statement with respect to such securities which shall permit the disposition of the Registrable Stock in accordance with the intended method or methods thereof and use its best efforts to cause such registration statement to become and remain effective for a period of
         (i) one hundred twenty (120) days or (ii) until the completion of the period of the distribution contemplated in the registration statement, whichever first occurs;

              (b) use reasonable efforts to furnish to Jordan Industries, copies of the registration statement before its filing with the Commission, and to reasonably respond to comments received from such persons;

              (c) advise Jordan Industries and each underwriter (if any) under such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and when the same has become effective, (ii) whether the Commission has issued any stop order suspending the effectiveness of a registration statement of Welcome Home, and (iii) whether any state securities commission has suspended the qualification of the Registrable Stock for sale in any jurisdiction;

              (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified therein, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement for such period;

              (e) furnish to Jordan Industries and to each underwriter (if any) such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) and such other documents as those persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

              (f) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Jordan Industries or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that Welcome Home shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

              (g) use its best efforts to list the securities covered by such registration statement with any securities exchange or automated quotation system on which the Common Stock of Welcome Home is then listed;

              (h) immediately notify Jordan Industries and each underwriter (if any) under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Welcome Home has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (i) if the offering is underwritten and at the request of Jordan Industries, use its best efforts to furnish on the date that the Registrable Stock is delivered to the underwriters (if any) for sale pursuant to such registration: (i) an opinion dated such date of counsel representing Welcome Home for the purposes of such registration, addressed to the underwriters and to Jordan Industries, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or


         are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by Jordan Industries or its counsel and (ii) a letter dated such date from the independent public accountants retained by Welcome Home, addressed to the underwriters and to Jordan Industries, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Welcome Home included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

              (j) subject to execution of confidentiality agreements that are reasonably satisfactory to Welcome Home, make available upon reasonable notice and at reasonable times for inspection by Jordan Industries, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Jordan Industries or the underwriter, all financial and other records, pertinent corporate documents and properties of Welcome Home, and cause Welcome Home's officers, directors and employees to supply all information requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement reasonably necessary, in the opinion of counsel for such person, to conduct a reasonable investigation in accordance with Section 11 of the Securities Act.

         In connection with each registration hereunder, Jordan Industries will furnish to Welcome Home in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with the Federal and applicable state securities laws. Welcome Home may exclude Jordan Industries if it fails to provide such information in an accurate and timely manner.

         4.5 Expenses. All expenses incurred by Welcome Home in complying with this Article IV, including, without limitation, all registration, listing and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Welcome Home, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of counsel for Jordan Industries, shall be paid by Welcome Home. All underwriting discounts and selling commissions applicable to the sale of Registrable Stock shall be paid by Jordan Industries (except to the extent the Registrable Stock is sold by a party other than Jordan Industries).

         4.6 Indemnification and Contribution. (a) In the event of a registration of any Registrable Stock under the Securities Act pursuant to this Article IV, Welcome Home will indemnify and hold harmless Jordan Industries, each underwriter (if any) of such Registrable Stock thereunder and each other person, if any, who controls Jordan Industries or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Jordan Industries, such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or


   liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to this Article IV, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Jordan Industries, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Welcome Home will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by Jordan Industries, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

              (b) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to this Article IV, Jordan Industries will indemnify and hold harmless Welcome Home, each person, if any, who controls Welcome Home within the meaning of the Securities Act, each officer of Welcome Home who signs the registration statement, each director of Welcome Home, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Welcome Home or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to this
   Article IV, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Welcome Home and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Jordan Industries will not be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by Welcome Home, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; provided, further, that the liability of Jordan Industries shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by Jordan Industries under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by Jordan Industries from the sale of the Registrable Stock covered by such registration statement (as further reduced by any damages or other amounts such seller was otherwise required to pay by reason of such omission or alleged omission or such untrue or alleged untrue statement).

              (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any


   liability which it may have to such indemnified party other than under this
   Section 4.6 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel reasonably acceptable to the indemnifying party and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in defense of any such action, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving, by the claimant or plaintiff, to such indemnified party of a release from all liability in respect to such action.

         4.7 Changes in Common Stock. If, and as often as, there is any change in the Registrable Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registrable Stock as so changed.

         4.8 Public Information. With a view to making available the benefits of certain rules and regulations of the Securities Act which may at any time permit the sale of the Registrable Stock to the public without registration, Welcome Home agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

              (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of Welcome Home under the Securities Act and the Exchange Act; and

              (c) furnish to Jordan Industries upon request a written statement by Welcome Home as to its compliance with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, a copy of the most recent annual or quarterly report of Welcome Home, and such other reports and documents filed by Welcome Home or notices received by Welcome Home as Jordan Industries may reasonably request in availing itself of any rule or regulation of the Securities Act allowing Jordan Industries to sell its shares of Registrable Stock without registration.





                                ARTICLE V

                              MISCELLANEOUS

         5.1 Effect on Credit Agreement and Other Indebtedness. Notwithstanding the consummation of this Agreement and the transactions contemplated herein (including, without limitation, the Exchange), (i) the security interest in the Collateral (as defined in the Credit Agreement) granted to Jordan Industries shall not be terminated or amended and the terms and provisions of the Credit Agreement shall remain in full force and effect, except that the aggregate amount of all Loans (as defined in the Credit Agreement) outstanding as of the date hereof shall be reduced to zero and (ii) the terms, provisions, and amounts of all other indebtedness owed to Jordan Industries by Welcome Home (i.e. indebtedness other than the indebtedness represented by the Jordan Account) shall not be amended, modified or otherwise affected in any form or manner and shall remain in full force and effect in accordance with their respective terms.

         5.2 Parties in Interest. Except as otherwise set forth herein, all covenants, agreements, representations, warranties, undertakings and registration rights contained in this Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto (including subsequent holders of any shares of Series A Preferred Stock transferred by Jordan Industries).

         5.3 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

         5.4 Amendments and Waivers. This Agreement may be amended or modified in whole or in part, only by an instrument in writing signed by all parties hereto. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. Any waiver by any of the parties hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.

         5.5 Notices. All notices under this Agreement shall be in writing and shall be deemed to have been delivered, given and received, (i) if personally sent or sent by telegram, when received at the address for the applicable person set forth below, (ii) on the date of acknowledgement or receipt if sent by telex, facsimile or other wire transmission, (iii) if sent by an express courier service, on the first business day following the date on which the notice is deposited with such courier service for next business day delivery or (iv) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, addressed as follows:

         To Welcome Home:

               309-D Raleigh Street
               Wilmington, North Carolina  28412
               Attn:  President


         To Jordan Industries:

            Arbor Lake Centre
            1751 Lake Cook Road
            Suite 550
            Deerfield, Illinois
            Attn:  President



         5.6 Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.

         5.7 Governing Law. This Agreement shall be deemed a contract made under the laws of New York and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of New York, without giving effect to any principles of conflicts of law that would result in the application of the laws of any other jurisdiction.

         5.8 Further Assurances. Each party, at the request of the other, shall promptly execute and deliver or cause to be executed and delivered to such other party any and all other documents, in addition to those otherwise required by this Agreement, in form and substance reasonably satisfactory to such other party, as such other party may reasonably request from time to time in order to carry out or evidence the transactions contemplated by this Agreement.

         5.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which shall constitute but one and the same instrument.















         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the date first above written.


                                          WELCOME HOME, INC.



                                          By: /s/ Thomas H. Hicks
                                              ----------------------------
                                          Name:  Tom Hicks
                                          Title: Chief Operating Officer



                                          JORDAN INDUSTRIES, INC.



                                          By: /s/ Jonathan F. Boucher
                                              -----------------------------
                                          Name:  Jonathan F. Boucher
                                          Title: Vice President